                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: OmniSky Corporation              CASE NO.                   01-33125 (DM)

                            CHAPTER 11
                            MONTHLY OPERATING REPORT
                            (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED: Dec-01                              PETITION DATE: 12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2. ASSET AND LIABILITY STRUCTURE                        END OF CURRENT MONTH        END OF PRIOR MONTH      AS OF PETITION FILING
   a.  Current Assets                                            $15,168,405                         $0
                                                       ----------------------     ----------------------
   b.  Total Assets                                              $75,839,423 (1)                     $0              $23,189,381(1)
                                                       ----------------------     ----------------------   ----------------------
   c.  Current Liabilities                                        $1,810,304                         $0
                                                       ----------------------     ----------------------
   d.  Total Liabilities                                         $14,685,743 (2)                     $0              $42,832,634(2)
                                                       ----------------------     ----------------------   ----------------------

3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS
   FOR MONTH                                               CURRENT MONTH               PRIOR MONTH               CUMULATIVE
                                                                                                               (CASE TO DATE)
   a.  Total Receipts                                               $346,367                         $0                 $346,367
                                                       ----------------------     ----------------------   ----------------------
   b.  Total Disbursements                                          $179,139                         $0                 $179,139
                                                       ----------------------     ----------------------   ----------------------
   c.  Excess (Deficiency) of Receipts Over
       Disbursements (a - b)                                        $167,228                         $0                 $167,228
                                                       ----------------------     ----------------------   ----------------------
   d.  Cash Balance Beginning of Month                            $9,724,289                         $0               $9,724,289
                                                       ----------------------     ----------------------   ----------------------
   e.  Cash Balance End of Month (c + d)                          $9,891,517                         $0               $9,891,517
                                                       ----------------------     ----------------------   ----------------------

                                                           CURRENT MONTH               PRIOR MONTH               CUMULATIVE
                                                                                                               (CASE TO DATE)
4. PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                ($2,530,487)                        $0               ($2,530,487)
                                                       ----------------------     ----------------------   ----------------------
5. ACCOUNT RECEIVABLES (PRE AND POST PETITION)                      $421,778                         $0
                                                       ----------------------     ----------------------
6. POST-PETITION LIABILITIES                                      $1,810,304                         $0
                                                       ----------------------     ----------------------
7. PAST DUE POST-PETITION ACCOUNT PAYABLES
   (OVER 30 DAYS)                                                         $0                         $0
                                                       ----------------------     ----------------------

AT THE END OF THIS REPORTING MONTH:                                                                    YES             NO
                                                                                                       ---             --
8.      Have any payments been made on pre-petition debt, other than payments in the normal             X
                                                                                                     -------         -------
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.      Have any payments been made to professionals?  (if yes, attach listing including date of        X
        payment, amount of payment and name of payee)                                                -------         -------


10.     If the answer is yes to 8 or 9, were all such payments approved by the court?                   X
                                                                                                     -------         -------
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,           X
                                                                                                     -------         -------
        attach listing including date of payment, amount and reason for payment, and name of payee)
12.     Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                                     -------         -------
13.     Are a plan and disclosure statement on file?                                                                    X
                                                                                                     -------         -------
14.     Was there any post-petition borrowing during this reporting period?                                             X
                                                                                                     -------         -------

15.     Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees __;    Check if filing is current for: Post-petition
                                                                                    tax reporting and tax returns:    X  .
                                                                                                                     ----
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
        Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     January 22, 2002               /s/ Michael Malesardi
        -----------------------         ----------------------------------------
                                        Responsible Individual

(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the statements and schedules filed with the US Trustee. In addition, approximately $4.8 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the statement and schedules filed with the US Trustee. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the statements and schedules but which are excluded herein.

                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 12/31/01

          CURRENT MONTH
--------------------------------
  ACTUAL      FORECAST   VARIANCE
  ------      --------   --------                                                            CUMULATIVE     NEXT MONTH
                                         REVENUES:                                         (CASE TO DATE)    FORECAST
                                                                                           --------------    --------
   $813,188    N/A (1)   N/A (1)     1   Gross Sales                                           $813,188      N/A (1)
------------   -------   -------                                                            ------------     -------
     $4,112                          2   less: Sales Returns & Allowances                        $4,112
------------   -------   -------                                                            ------------     -------
   $809,076                          3   Net Sales                                             $809,076
------------   -------   -------                                                            ------------     -------
   $703,963                          4   less: Cost of Goods Sold (Schedule 'B')               $703,963
------------   -------   -------                                                            ------------     -------
   $105,113                          5   Gross Profit                                          $105,113
------------   -------   -------                                                            ------------     -------
       $300                          6   Interest                                                  $300
------------   -------   -------                                                            ------------     -------
         $0                          7   Other Income:                                               $0
------------   -------   -------                           -----------------------------    ------------     -------
                                     8
------------   -------   -------       -------------------------------------------------    ------------     -------
                                     9
------------   -------   -------       -------------------------------------------------    ------------     -------
   $105,413                         10       TOTAL REVENUES                                    $105,413
------------   -------   -------                                                            ------------     -------
                                       EXPENSES:
    $86,042                         11   Compensation to Owner(s)/Officer(s)                    $86,042
------------   -------   -------                                                            ------------     -------
   $273,776                         12   Salaries                                              $273,776
------------   -------   -------                                                            ------------     -------
         $0                         13   Commissions                                                 $0
------------   -------   -------                                                            ------------     -------
         $0                         14   Contract Labor                                              $0
------------   -------   -------                                                            ------------     -------
                                         Rent/Lease:
     $6,148                         15   Personal Property                                       $6,148
------------   -------   -------                                                            ------------     -------
   $454,587                         16       Real Property                                     $454,587
------------   -------   -------                                                            ------------     -------
    $18,927                         17   Insurance                                              $18,927
------------   -------   -------                                                            ------------     -------
         $0                         18   Management Fees                                             $0
------------   -------   -------                                                            ------------     -------
 $1,222,031                         19   Depreciation                                        $1,222,031
------------   -------   -------                                                            ------------     -------
                                         Taxes:
         $0                         20      Employer Payroll Taxes                                   $0
------------   -------   -------                                                            ------------     -------
         $0                         21       Real Property Taxes                                     $0
------------   -------   -------                                                            ------------     -------
    $10,492                         22       Other Taxes                                        $10,492
------------   -------   -------                                                            ------------     -------
    $46,563                         23   Other Selling                                          $46,563
------------   -------   -------                                                            ------------     -------
   $104,415                         24   Other Administrative                                  $104,415
------------   -------   -------                                                            ------------     -------
         $0                         25   Interest                                                    $0
------------   -------   -------                                                            ------------     -------
         $0                         26   Other Expenses:                                             $0
------------   -------   -------       -------------------------------------------------    ------------     -------
    $21,537                         27      Vacation                                            $21,537
------------   -------   -------       -------------------------------------------------    ------------     -------
     $9,720                         28      Hardware & Software Maintenance Fee                  $9,720
------------   -------   -------       -------------------------------------------------    ------------     -------
    $47,073                         29      Benefits and Payroll Processing Cost                $47,073
------------   -------   -------       -------------------------------------------------    ------------     -------
                                    30
------------   -------   -------       -------------------------------------------------    ------------     -------
                                    31
------------   -------   -------       -------------------------------------------------    ------------     -------
                                    32
------------   -------   -------       -------------------------------------------------    ------------     -------
                                    33
------------   -------   -------       -------------------------------------------------    ------------     -------
                                    34
------------   -------   -------       -------------------------------------------------    ------------     -------
 $2,301,311                         35       TOTAL EXPENSES                                  $2,301,311
------------   -------   -------                                                            ------------     -------
($2,195,898)                        36 SUBTOTAL                                             ($2,195,898)
------------   -------   -------                                                            ------------     -------
                                       REORGANIZATION ITEMS:
   $334,589                         37      Professional Fees                                   $334,589
------------   -------   -------                                                            ------------     -------
         $0                         38   Provisions for Rejected Executory Contracts                 $0
------------   -------   -------                                                            ------------     -------
         $0                         39   Interest Earned on Accumulated Cash from                    $0
------------   -------   -------                                                            ------------     -------
                                         Resulting Chp 11 Case

         $0                         40   Gain or (Loss) from Sale of Equipment                       $0
------------   -------   -------                                                            ------------     -------
         $0                         41   U.S. Trustee Quarterly Fees                                 $0
------------   -------   -------                                                            ------------     -------
         $0                         42                                                               $0
------------   -------   -------       -------------------------------------------------    ------------     -------
   $334,589                         43        TOTAL REORGANIZATION ITEMS                       $334,589
------------   -------   -------                                                            ------------     -------
($2,530,487)                        44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES       ($2,530,487)
------------   -------   -------                                                            ------------     -------
         $0                         45 Federal & State Income Taxes                                  $0
------------   -------   -------                                                            ------------     -------
($2,530,487)                        46 NET PROFIT (LOSS)                                    ($2,530,487)
============   =======   =======                                                            ============     =======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor is selling its primary assets and operations to Earthlink with an anticipated effective date as of January 22, 2002.

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 12/31/01

          ASSETS

                                                                                 FROM SCHEDULES                  BOOK VALUE
                                                                                 --------------                  ----------
               CURRENT ASSETS

      1             Cash and cash equivalents - unrestricted                                                             $8,919,517
                                                                                                         ---------------------------
      2             Cash and cash equivalents - restricted                                                                 $972,000
                                                                                                         ---------------------------
      3             Accounts receivable (net)                                           A                                  $421,778
                                                                                                         ---------------------------
      4             Inventory                                                           B                                $1,246,600
                                                                                                         ---------------------------
      5             Prepaid expenses                                                                                       $619,307
                                                                                                         ---------------------------
      6             Professional retainers                                                                                 $315,000
                                                                                                         ---------------------------
      7             Other:  Deferred Cost of Sales - Equipment                                                           $1,447,462
                            --------------------------------------------------                           ---------------------------
      8                     Deposits                                                                                       $500,500
                    ----------------------------------------------------------                           ---------------------------
                            Other receivables                                                                              $726,241
                            --------------------------------------------------                           ---------------------------
      9                     TOTAL CURRENT ASSETS                                                                        $15,168,405
                                                                                                         ---------------------------
               PROPERTY AND EQUIPMENT (BOOK VALUE)

     10             Real property                                                       C                                        $0
                                                                                                         ---------------------------
     11             Computers                                                           D                                $1,655,805
                                                                                                         ---------------------------
     12             Furniture and fixtures                                              D                                $1,373,374
                                                                                                         ---------------------------
     13             Office equipment                                                    D                                  $343,557
                                                                                                         ---------------------------
     14             Software                                                            D                                $4,216,854
                                                                                                         ---------------------------
     15             Vehicles                                                            D                                   $21,200
                                                                                                         ---------------------------
     16             Other:                                                              D
                            --------------------------------------------------                           ---------------------------
     17                                                                                 D
                    ----------------------------------------------------------                           ---------------------------
     18                                                                                 D
                    ----------------------------------------------------------                           ---------------------------
     19                                                                                 D
                    ----------------------------------------------------------                           ---------------------------
     20                                                                                 D
                    ----------------------------------------------------------                           ---------------------------
     21                     TOTAL PROPERTY AND EQUIPMENT                                                                 $7,610,790
                                                                                                         ---------------------------
               OTHER ASSETS

     22             Loans to shareholders                                                                                        $0
                                                                                                         ---------------------------
     23             Loans to affiliates, net of amounts payable to affiliates                                            $4,830,375
                                                                                                         ---------------------------
     24             Investment in subsidiaries                                                                          $46,613,400
                    ----------------------------------------------------------                           ---------------------------
     25             Intangibles - licensed technology                                                                    $1,616,453
                    ----------------------------------------------------------                           ---------------------------
     26
                    ----------------------------------------------------------                           ---------------------------
     27
                    ----------------------------------------------------------                           ---------------------------
     28                     TOTAL OTHER ASSETS                                                                          $53,060,228
                                                                                                         ---------------------------
     29                     TOTAL ASSETS                                                                                $75,839,423
                                                                                                         ===========================

          NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                  The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

          LIABILITIES FROM SCHEDULES
               POST-PETITION

                    CURRENT LIABILITIES

     30                     Salaries and wages                                                                                   $0
                                                                                                         ---------------------------
     31                     Payroll taxes                                                                                        $0
                                                                                                         ---------------------------
     32                     Real and personal property taxes                                                                     $0
                                                                                                         ---------------------------
     33                     Income taxes                                                                                         $0
                                                                                                         ---------------------------
     34                     Sales taxes                                                                                        $771
                                                                                                         ---------------------------
     35                     Notes payable (short term)                                                                           $0
                                                                                                         ---------------------------
     36                     Accounts payable (trade)                                    A                                  $749,597
                                                                                                         ---------------------------
     37                     Real property lease arrearage                                                                        $0
                                                                                                         ---------------------------
     38                     Personal property lease arrearage                                                                    $0
                                                                                                         ---------------------------
     39                     Accrued professional fees                                                                      $257,987
                                                                                                         ---------------------------
     40                     Current portion of long-term post-petition debt
                            (due within 12 months)                                                                               $0
                                                                                                         ---------------------------
     41                     Other:     Deferred revenue                                                                    $763,740
                                       ---------------------------------------                           ---------------------------
     42                                Vacation                                                                             $21,546
                            --------------------------------------------------                           ---------------------------
     43                                Other                                                                                $16,664
                            --------------------------------------------------                           ---------------------------
     44                     TOTAL CURRENT LIABILITIES                                                                    $1,810,304
                                                                                                         ---------------------------
     45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                         $0
                                                                                                         ---------------------------
     46                     TOTAL POST-PETITION LIABILITIES                                                              $1,810,304
                                                                                                         ---------------------------
               PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

     47                     Secured claims                                              F                                        $0
                                                                                                         ---------------------------
     48                     Priority unsecured claims                                   F                                $4,388,866
                                                                                                         ---------------------------
     49                     General unsecured claims                                    F                                $8,486,573
                                                                                                         ---------------------------
     50                     TOTAL PRE-PETITION LIABILITIES                                                              $12,875,439
                                                                                                         ---------------------------
     51                     TOTAL LIABILITIES                                                                           $14,685,743
                                                                                                         ---------------------------
          EQUITY (DEFICIT)

     52             Retained Earnings/(Deficit) at time of filing                                                     ($213,484,902)
                                                                                                         ---------------------------
     53             Capital Stock                                                                                           $72,941
                                                                                                         ---------------------------
     54             Additional paid-in capital                                                                         $277,195,700
                                                                                                         ---------------------------
     55             Cumulative profit/(loss) since filing of case                                                       ($2,530,487)
                                                                                                         ---------------------------
     56             Post-petition contributions/(distributions) or (draws)
                                                                                                         ---------------------------
     57
                            --------------------------------------------------                           ---------------------------
     58             Equity adjustment for pre-petition liabilities due to
                    Chapter 11 filing                                                                                      ($99,570)
                                                                                                         ---------------------------
     59                     TOTAL EQUITY (DEFICIT)                                                                      $61,153,681
                                                                                                         ---------------------------
     60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                        $75,839,424
                                                                                                         ===========================

                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                           ACCOUNTS RECEIVABLE            ACCOUNTS PAYABLE           PAST DUE
                                                        [PRE AND POST PETITION]          [POST PETITION]       POST PETITION DEBT
                                                        -----------------------          ---------------       ------------------
     0 -30 Days                                                         $370,445                 $749,597
                                                       --------------------------     --------------------
     31-60 Days                                                         $175,184
                                                       --------------------------     --------------------
     61-90 Days                                                         $103,929                                                $0
                                                       --------------------------     --------------------     -------------------
     91+ Days                                                           $914,745
                                                       --------------------------     --------------------
     Total accounts receivable/payable                                $1,564,303                 $749,597
                                                       --------------------------     ====================
     Allowance for doubtful accounts                                  $1,142,525
                                                       --------------------------
     Accounts receivable (net)                                          $421,778
                                                       ==========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH
                                         -------------
                                                                                                                        $1,246,600
                                                                   INVENTORY BEGINNING OF MONTH                      --------------

                                                                   Add -
     Retail/Restaurants -                                            Net purchase
                                                                                                                     --------------
       Product for resale                                            Direct labor
                                        ---------------------                                                        --------------
                                                                     Manufacturing overhead
                                                                                                                     --------------
     Distribution -                                                  Freight in
                                                                                                                     --------------
       Products for resale                                           Other:                                                 $41,873
                                        ---------------------                                                        --------------
                                                                                                                           $634,528
                                                                     Cost of goods sold -- service revenue            --------------
     Manufacturer -
                                                                     Cost of goods sold -- content                          $27,562
                                                                                                                     --------------
       Raw Materials                              $9,321,008
                                        ---------------------
       Work-in-progress                                   $0         Less -
                                        ---------------------
       Finished goods                             $4,150,918         Inventory End of Month                              $1,246,600
                                        ---------------------                                                        --------------
                                                                     Shrinkage
                                                                                                                     --------------
     Other - Explain                            ($12,225,326)        Personal Use
                                        ---------------------                                                        --------------

     --------------------------
                                                                   Cost of Goods Sold                                      $703,963
     ---------------------------                                                                                      ==============
         TOTAL                                    $1,246,600
                                        =====================


     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  (1)              Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?   (1)              Valuation methods -
                                                                                 FIFO cost                                   X
                                                                                                                            ---
       Weekly                                                                    LIFO cost
                           -------                                                                                          ---
       Monthly                                                                   Lower of cost or market                     X
                           -------                                                                                          ---
       Quarterly                                                                 Retail method
                           -------                                                                                          ---
       Semi-annually                                                             Other
                           -------                                                                                          ---
       Annually                                                               Explain
                           -------
Date of last physical inventory was                 (1)
                                         ------------------------------      -------------------------------------------------------

                                                                             -------------------------------------------------------
Date of next physical inventory is                  (1)
                                         ------------------------------      -------------------------------------------------------


(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

                                                                  Revised 1/1/98

                           SCHEDULE C
                         REAL PROPERTY

Description                                                                            COST                   MARKET VALUE
                                                                                       ----                   ------------
       None                                                                                      $0                           $0
       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                     $0                           $0
                                                                                ====================    =========================

                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS

Description                                                                            COST                   MARKET VALUE
                                                                                       ----                   ------------
       Network and office computers                                                      $5,113,783                   $1,655,805
       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                             $5,113,783                   $1,655,805
                                                                                ====================    =========================

Furniture & Fixtures -
       Workstations, cubicles, chairs, tables, etc.                                      $1,612,466                   $1,373,374
       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                             $1,612,466                   $1,373,374
                                                                                ====================    =========================
Office Equipment -
       Telephone system, printers, projectors, etc.                                        $569,104                     $343,557
       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                               $569,104                     $343,557
                                                                                ====================    =========================
Software -
                                                                                        $22,829,795                   $4,216,854
       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                            $22,829,795                   $4,216,854
                                                                                ====================    =========================
Vehicles -
       2001 Chrysler PT Cruiser - Limited Edition                                           $25,440                      $21,200
       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                $25,440                      $21,200
                                                                                ====================    =========================

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                               0-30 DAYS          31-60 DAYS         61-90 DAYS        91+ DAYS             TOTAL
                                            ---------          ----------         ----------        --------             -----
Federal

        Income Tax Withholding                                                                                                   $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        FICA - Employee                                                                                                          $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        FICA - Employer                                                                                                          $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Unemployment (FUTA)                                                                                                      $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Income                                                                                                                   $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Other (Attach List)                                                                                                      $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
TOTAL FEDERAL TAXES                                    $0                  $0                $0               $0                 $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                   $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Unemployment (UT)                                                                                                        $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Disability Insurance (DI)                                                                                                $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Empl. Training Tax (ETT)                                                                                                 $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Sales                                        $771                                                                      $771
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Excise                                                                                                                   $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Real property                                                                                                            $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Personal property                                                                                                        $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Income                                                                                                                   $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
        Other (Attach List)                                                                                                      $0
                                        ------------------  ------------------ ----------------- ----------------   ----------------
TOTAL STATE & LOCAL TAXES                            $771                  $0                $0               $0               $771
                                        ------------------  ------------------ ----------------- ----------------   ----------------
TOTAL TAXES                                          $771                  $0                $0               $0               $771
                                        ==================  ================== ================= ================   ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                CLAIMED             ALLOWED
                                                                                          AMOUNT (2)          AMOUNT (3)
                                                                                          ----------          ----------
        Secured claims (1)                                                                           $0
                                                                                       -----------------  ----------------
        Priority claims other than taxes                                                     $3,479,078        $4,300,334
                                                                                       -----------------  ----------------
        Priority tax claims                                                                                       $88,532
                                                                                       -----------------  ----------------
        General unsecured claims                                                            $39,353,556        $8,486,573
                                                                                       -----------------  ----------------

(1)  The Debtor does not have any secured liabilities.

(2) The above amount represents the total amount of claims filed in the Debtors statement of assets and liabilities (SoAL).

(3) The total represents the Debtors' balance recorded in accordance with GAAP as of filing date. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1           ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                                    ---------           ---------         ---------         ---------
Bank                                             Silicon Valley      Silicon Valley    Silicon Valley    Wells Fargo
                                                ------------------  ------------------ ----------------- ----------------
Account Type                                    Chapter 11 - DIP        Operating             CD           Merchant Bank
                                                ------------------  ------------------ ----------------- ----------------
Account No.                                        3300271245          3300104373         8800050262
                                                ------------------  ------------------ ----------------- ----------------
Account Purpose                                  General Banking     General Banking         (a)               (b)
                                                ------------------  ------------------ ----------------- ----------------
Balance, End of Month                              $8,919,001             $516             $22,000          $950,000
                                                ------------------  ------------------ ----------------- ----------------
Total Funds on Hand for all Accounts               $9,891,517
                                                ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.


                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 12/31/01

                                                                                       Actual                      Cumulative
                                                                                    Current Month                (Case to Date)
                                                                                    -------------                --------------
     CASH RECEIPTS

1           Rent/Leases Collected                                                                   $0                           $0
                                                                                -----------------------       ----------------------
2           Cash Received from Sales                                                          $346,367                     $346,367
                                                                                -----------------------       ----------------------
3           Interest Received                                                                       $0                           $0
                                                                                -----------------------       ----------------------
4           Borrowings                                                                              $0                           $0
                                                                                -----------------------       ----------------------
5           Funds from Shareholders, Partners, or Other Insiders                                    $0                           $0
                                                                                -----------------------       ----------------------
6           Capital Contributions                                                                   $0                           $0
                                                                                -----------------------       ----------------------
7
            ------------------------------------------------------------------  -----------------------       ----------------------
8
            ------------------------------------------------------------------  -----------------------       ----------------------
9
            ------------------------------------------------------------------  -----------------------       ----------------------
10
            ------------------------------------------------------------------  -----------------------       ----------------------
11
            ------------------------------------------------------------------  -----------------------       ----------------------
12                TOTAL CASH RECEIPTS                                                         $346,367                     $346,367
                                                                                -----------------------       ----------------------
     CASH DISBURSEMENTS

13          Payments for Inventory                                                                  $0                           $0
                                                                                -----------------------       ----------------------
14          Selling                                                                            $20,000                      $20,000
                                                                                -----------------------       ----------------------
15          Administrative                                                                     $29,627                      $29,627
                                                                                -----------------------       ----------------------
16          Capital Expenditures                                                                    $0                           $0
                                                                                -----------------------       ----------------------
17          Principal Payments on Debt                                                              $0                           $0
                                                                                -----------------------       ----------------------
18          Interest Paid                                                                           $0                           $0
                                                                                -----------------------       ----------------------
            Rent/Lease:
19                Personal Property                                                             $4,512                       $4,512
                                                                                -----------------------       ----------------------
20                Real Property                                                                $42,322                      $42,322
                                                                                -----------------------       ----------------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries                                                                          $0                           $0
                                                                                -----------------------       ----------------------
22                Draws                                                                             $0                           $0
                                                                                -----------------------       ----------------------
23                Commissions/Royalties                                                             $0                           $0
                                                                                -----------------------       ----------------------
24                Expense Reimbursements                                                        $1,497                       $1,497
                                                                                -----------------------       ----------------------
25                Other                                                                             $0                           $0
                                                                                -----------------------       ----------------------
26          Salaries/Commissions (less employee withholding)                                        $0                           $0
                                                                                -----------------------       ----------------------
27          Management Fees                                                                         $0                           $0
                                                                                -----------------------       ----------------------
            Taxes:
28                Employee Withholding                                                              $0                           $0
                                                                                -----------------------       ----------------------
29                Employer Payroll Taxes                                                            $0                           $0
                                                                                -----------------------       ----------------------
30                Real Property Taxes                                                               $0                           $0
                                                                                -----------------------       ----------------------
31                Other Taxes                                                                       $0                           $0
                                                                                -----------------------       ----------------------
32          Other Cash Outflows:
                                                                                -----------------------       ----------------------
33                Bank Fee                                                                         $60                          $60
                  ------------------------------------------------------------  -----------------------       ----------------------
34                Customer Chargebacks on Credit Card Transactions                             $23,940                      $23,940
                  ------------------------------------------------------------  -----------------------       ----------------------
35                Payment for Cost of Providing Services                                       $22,648                      $22,648

36                Payment for Professional Services in Connection with
                  Chp 11 Case                                                                  $34,533                      $34,533
37
                  ------------------------------------------------------------  -----------------------       ----------------------
38                TOTAL CASH DISBURSEMENTS:                                                   $179,139                     $179,139
                                                                                -----------------------       ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                          $167,228                     $167,228
                                                                                -----------------------       ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                      $9,724,289                   $9,724,289
                                                                                -----------------------       ----------------------
41   CASH BALANCE, END OF PERIOD                                                            $9,891,517                   $9,891,517
                                                                                =======================       ======================

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 12/31/01

      CASH FLOWS FROM OPERATING ACTIVITIES                                           ACTUAL                     CUMULATIVE
                                                                                 CURRENT MONTH                (CASE TO DATE)
                                                                                 -------------                --------------
1       Cash Received from Sales                                                            $346,367                       $346,367
                                                                            -------------------------   ----------------------------
2       Rent/Leases Collected                                                                     $0                             $0
                                                                            -------------------------   ----------------------------
3       Interest Received                                                                         $0                             $0
                                                                            -------------------------   ----------------------------
4       Cash Paid to Suppliers                                                               $22,648                        $22,648
                                                                            -------------------------   ----------------------------
5       Cash Paid for Selling Expenses                                                       $20,000                        $20,000
                                                                            -------------------------   ----------------------------
6       Cash Paid for Administrative Expenses                                                $29,627                        $29,627
                                                                            -------------------------   ----------------------------
        Cash Paid for Rents/Leases:
7           Personal Property                                                                 $4,512                         $4,512
                                                                            -------------------------   ----------------------------
8           Real Property                                                                    $42,322                        $42,322
                                                                            -------------------------   ----------------------------
9       Cash Paid for Interest                                                                    $0                             $0
                                                                            -------------------------   ----------------------------
10      Cash Paid for Net Payroll and Benefits                                                    $0                             $0
                                                                            -------------------------   ----------------------------
        Cash Paid to Owner(s)/Officer(s)
11          Salaries                                                                              $0                             $0
                                                                            -------------------------   ----------------------------
12          Draws                                                                                 $0                             $0
                                                                            -------------------------   ----------------------------
13          Commissions/Royalties                                                                 $0                             $0
                                                                            -------------------------   ----------------------------
14          Expense Reimbursements                                                            $1,497                         $1,497
                                                                            -------------------------   ----------------------------
15          Other                                                                                 $0                             $0
                                                                            -------------------------   ----------------------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax                                                                  $0                             $0
                                                                            -------------------------   ----------------------------
17          Employee Withholdings                                                                 $0                             $0
                                                                            -------------------------   ----------------------------
18          Real Property Taxes                                                                   $0                             $0
                                                                            -------------------------   ----------------------------
19          Other Taxes                                                                           $0                             $0
                                                                            -------------------------   ----------------------------
20      Cash Paid for General Expenses
                                                                            -------------------------   ----------------------------
21          Bank Fee                                                                             $60                            $60
                                                                            -------------------------   ----------------------------
22          Customer Chargebacks on Credit Card Transactions                                 $23,940                        $23,940
                                                                            -------------------------   ----------------------------
23
        -----------------------------------------------------               -------------------------   ----------------------------
24
        -----------------------------------------------------               -------------------------   ----------------------------
25
        -----------------------------------------------------               -------------------------   ----------------------------
26
        -----------------------------------------------------               -------------------------   ----------------------------

27          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
            REORGANIZATION ITEMS                                                            $201,761                       $201,761
                                                                            -------------------------   ----------------------------
        CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                            -------------------------   ----------------------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case                   $34,533                        $34,533
                                                                            -------------------------   ----------------------------
30      U.S. Trustee Quarterly Fees
                                                                            -------------------------   ----------------------------
31
        -----------------------------------------------------               -------------------------   ----------------------------

32          NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                ($34,533)                      ($34,533)
                                                                            -------------------------   ----------------------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION
      ITEMS                                                                                 $167,228                       $167,228
                                                                            -------------------------   ----------------------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34      Capital Expenditures
                                                                            -------------------------   ----------------------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                            -------------------------   ----------------------------
36
        -----------------------------------------------------               -------------------------   ----------------------------
37          NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                             $0
                                                                            -------------------------   ----------------------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38      Net Borrowings (Except Insiders)
                                                                            -------------------------   ----------------------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                            -------------------------   ----------------------------
40      Capital Contributions
                                                                            -------------------------   ----------------------------
41      Principal Payments
                                                                            -------------------------   ----------------------------
42
        -----------------------------------------------------               -------------------------   ----------------------------
43          NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                             $0
                                                                            -------------------------   ----------------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  $167,228                       $167,228
                                                                            -------------------------   ----------------------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                     $9,724,289                     $9,724,289
                                                                            -------------------------   ----------------------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                           $9,891,517                     $9,891,517
                                                                            =========================   ============================

                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky International, LLC                  CASE NO. 01-33126 (DM)

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)



                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:  Dec-01                           PETITION DATE:    12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in   $1
                           --

2.      ASSET AND LIABILITY STRUCTURE                                 END OF CURRENT           END OF PRIOR       AS OF PETITION
                                                                          MONTH                    MONTH              FILING
                                                                          -----                    -----              ------
     a.  Current Assets                                                         $0                         $0
                                                                      -------------               ------------
     b.  Total Assets                                                           $0                         $0                  $0
                                                                      -------------               ------------
     c.  Current Liabilities                                                    $0                         $0
                                                                      -------------               ------------       ------------
     d.  Total Liabilities                                                      $0                         $0                  $0
                                                                      -------------               ------------       ------------


3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH             CURRENT MONTH               PRIOR MONTH         CUMULATIVE
                                                                      -------------               -----------       (CASE TO DATE)
                                                                                                                    --------------
     a.  Total Receipts                                                         $0                         $0                  $0
                                                                      -------------               ------------       ------------
     b.  Total Disbursements                                                    $0                         $0                  $0
                                                                      -------------               ------------       ------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             $0                         $0                  $0
                                                                      -------------               ------------       ------------
     d.  Cash Balance Beginning of Month                                        $0                         $0                  $0
                                                                      -------------               ------------       ------------
     e.  Cash Balance End of Month (c + d)                                      $0                         $0                  $0
                                                                      -------------               ------------       ------------


                                                                      CURRENT MONTH               PRIOR MONTH          CUMULATIVE
                                                                      -------------               -----------       (CASE TO DATE)
                                                                                                                    --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                             $0                         $0                  $0
                                                                      -------------               ------------       ------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                $0                         $0
                                                                      -------------               ------------       ------------
6.   POST-PETITION LIABILITIES                                                  $0                         $0
                                                                      -------------               ------------       ------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                     $0                         $0
                                                                      -------------               ------------       ------------


AT THE END OF THIS REPORTING MONTH:                                                                 YES                  NO
                                                                                                    ---                  --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                  X
                                                                                                  ------------        ------------
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of                             X
                                                                                                  ------------        ------------
     payment, amount of payment and name of payee)
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                  ------------        ------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                X
                                                                                                  ------------        ------------
     attach listing including date of payment, amount and reason for payment, and  name of payee)

12.  Is the estate insured for replacement cost of assets and  for  general liability?                 X
                                                                                                  ------------        ------------
13.  Are a plan and disclosure statement on file?                                                                         X
                                                                                                  ------------        ------------
14.  Was there any post-petition borrowing during this reporting period?                                                  X
                                                                                                  ------------        ------------

15.     Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees __;   Check if filing is current for: Post-petition
                                                                                   tax reporting and tax returns:    X  .
                                                                                                                    ----
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
        Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:  January 22, 2002                              /s/ Michael Malesardi
     ---------------------------                    ---------------------------
                                                    Responsible Individual


                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 12/31/01

                         CURRENT MONTH                                                                 CUMULATIVE       NEXT MONTH
       ---------------------------------------------                                                  (CASE TO DATE)     FORECAST
       ACTUAL               FORECAST        VARIANCE                                                  --------------     --------
       ------               --------        --------
                                                          REVENUES:

                  $0                            $0      1   Gross Sales                                          $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0      2   less: Sales Returns & Allowances                     $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0            $0              $0      3   Net Sales                                            $0             $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0      4   less: Cost of Goods Sold (Schedule 'B')              $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0            $0              $0      5   Gross Profit                                         $0             $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0      6   Interest                                             $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0      7   Other Income:                                        $0
         ------------   -----------    ------------                       -------------------          ------------     -----------
                  $0                            $0      8                                                        $0
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                  $0                            $0      9                                                        $0
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                  $0            $0              $0     10  TOTAL REVENUES                                        $0             $0
         ------------   -----------    ------------                                                    ------------     -----------
                                                          EXPENSES:

                  $0                            $0     11   Compensation to Owner(s)/Officer(s)                  $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     12   Salaries                                             $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     13   Commissions                                          $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     14   Contract Labor                                       $0
         ------------   -----------    ------------                                                    ------------     -----------
                                                            Rent/Lease:
                  $0                            $0     15    Personal Property                                   $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     16    Real Property                                       $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     17   Insurance                                            $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     18   Management Fees                                      $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     19   Depreciation                                         $0
         ------------   -----------    ------------                                                    ------------     -----------
                                                            Taxes:

                  $0                            $0     20       Employer Payroll Taxes                           $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     21       Real Property Taxes                              $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     22       Other Taxes                                      $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     23   Other Selling                                        $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     24   Other Administrative                                 $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     25   Interest                                             $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     26   Other Expenses:                                      $0
         ------------   -----------    ------------                        ------------------          ------------     -----------
                                                $0     27
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                                                $0     28
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                                                $0     29
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                                                $0     30
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                                                $0     31
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                                                $0     32
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                                                $0     33
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                                                $0     34
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                  $0            $0              $0     35       TOTAL EXPENSES                                   $0             $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0            $0              $0     36 SUBTOTAL                                               $0             $0
         ------------   -----------    ------------                                                    ------------     -----------

                                                          REORGANIZATION ITEMS:
                  $0                            $0     37   Professional Fees                                    $0
         ------------   -----------    ------------                                                    ------------     -----------

                  $0                            $0     38   Provisions for Rejected Executory                    $0
         ------------   -----------    ------------         Contracts                                  ------------     -----------
                  $0                            $0     39   Interest Earned on Accumulated Cash from             $0
         ------------   -----------    ------------                                                    ------------     -----------
                                                            Resulting Chp 11 Case
                  $0                            $0     40   Gain or (Loss) from Sale of Equipment                $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     41   U.S. Trustee Quarterly Fees                          $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0                            $0     42                                                        $0
         ------------   -----------    ------------      ------------------------------------          ------------     -----------
                  $0            $0              $0     43        TOTAL REORGANIZATION ITEMS                      $0             $0
         ------------   -----------    ------------                                                    ------------     -----------

                  $0            $0              $0     44  NET PROFIT (LOSS) BEFORE FEDERAL                      $0             $0
         ------------   -----------    ------------         & STATE TAXES                              ------------     -----------
                  $0                            $0     45 Federal & State Income Taxes                           $0
         ------------   -----------    ------------                                                    ------------     -----------
                  $0            $0              $0     46 NET PROFIT (LOSS)                                      $0             $0
         ============   ===========    ============                                                    ============     ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 12/31/01

          ASSETS
                                                                     FROM SCHEDULES                 MARKET VALUE
                                                                     --------------                 ------------
               CURRENT ASSETS

      1             Cash and cash equivalents - unrestricted                                                   $0
                                                                                                      -----------
      2             Cash and cash equivalents - restricted                                                     $0
                                                                                                      -----------
      3             Accounts receivable (net)                               A                                  $0
                                                                                                      -----------
      4             Inventory                                               B                                  $0
                                                                                                      -----------
      5             Prepaid expenses                                                                           $0
                                                                                                      -----------
      6             Professional retainers                                                                     $0
                                                                                                      -----------
      7             Other:                                                                                     $0
                            ------------------------------------                                      -----------

      8             --------------------------------------------                                      -----------

      9                     TOTAL CURRENT ASSETS                                                               $0
                                                                                                      -----------

               PROPERTY AND EQUIPMENT (MARKET VALUE)

     10             Real property                                           C                                  $0
                                                                                                      -----------
     11             Machinery and equipment                                 D                                  $0
                                                                                                      -----------
     12             Furniture and fixtures                                  D                                  $0
                                                                                                      -----------
     13             Office equipment                                        D                                  $0
                                                                                                      -----------
     14             Leasehold improvements                                  D                                  $0
                                                                                                      -----------
     15             Vehicles                                                D                                  $0
                                                                                                      -----------
     16             Other:                                                  D                         -----------
                           -------------------------------------
     17                                                                     D                         -----------
                           -------------------------------------
     18                                                                     D                         -----------
                           -------------------------------------
     19                                                                     D                         -----------
                           -------------------------------------
     20                                                                     D                         -----------
                           -------------------------------------

     21                     TOTAL PROPERTY AND EQUIPMENT                                                       $0
                                                                                                      -----------
               OTHER ASSETS
     22             Loans to shareholders                                                                      $0
                                                                                                      -----------
     23             Loans to affiliates                                                                        $0
                                                                                                      -----------
     24
                           -------------------------------------                                      -----------
     25
                           -------------------------------------                                      -----------
     26
                           -------------------------------------                                      -----------
     27
                           -------------------------------------                                      -----------
     28                     TOTAL OTHER ASSETS                                                                 $0
                                                                                                      -----------
     29                     TOTAL ASSETS                                                                       $0
                                                                                                      ============

          NOTE:

                   Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

          LIABILITIES FROM SCHEDULES

               POST-PETITION

                    CURRENT LIABILITIES

     30                     Salaries and wages                                                                             $0
                                                                                                                   -----------

     31                     Payroll taxes                                                                                  $0
                                                                                                                   -----------
     32                     Real and personal property taxes                                                               $0
                                                                                                                   -----------
     33                     Income taxes                                                                                   $0
                                                                                                                   -----------
     34                     Sales taxes                                                                                    $0
                                                                                                                   -----------
     35                     Notes payable (short term)                                                                     $0
                                                                                                                   -----------
     36                     Accounts payable (trade)                                        A                              $0
                                                                                                                   -----------
     37                     Real property lease arrearage                                                                  $0
                                                                                                                   -----------
     38                     Personal property lease arrearage                                                              $0
                                                                                                                   -----------
     39                     Accrued professional fees                                                                      $0
                                                                                                                   -----------
     40                     Current portion of long-term
                             post-petition debt (due within 12 months)                                                     $0
                                                                                                                   -----------
     41                     Other:                                                                                         $0
                                         -------------------------                                                 -----------
     42
                                         -------------------------                                                 -----------
     43
                                         -------------------------                                                 -----------

     44                     TOTAL CURRENT LIABILITIES                                                                      $0
                                                                                                                   -----------
     45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                   -----------
     46                     TOTAL POST-PETITION LIABILITIES                                                                $0
                                                                                                                   -----------
               PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

     47                     Secured claims                                                  F                              $0
                                                                                                                   -----------
     48                     Priority unsecured claims                                       F                              $0
                                                                                                                   -----------
     49                     General unsecured claims                                        F                              $0
                                                                                                                   -----------
     50                     TOTAL PRE-PETITION LIABILITIES                                                                 $0
                                                                                                                   -----------
     51                     TOTAL LIABILITIES                                                                              $0
                                                                                                                   -----------
          EQUITY (DEFICIT)

     52             Retained Earnings/(Deficit) at time of filing                                                          $0
                                                                                                                   -----------
     53             Capital Stock                                                                                          $0
                                                                                                                   -----------
     54             Additional paid-in capital                                                                             $0
                                                                                                                   -----------
     55             Cumulative profit/(loss) since filing of case                                                          $0
                                                                                                                   -----------
     56             Post-petition contributions/(distributions) or (draws)                                                 $0
                                                                                                                   -----------
     57
                        ----------------------------------------                                                   -----------
     58             Market value adjustment                                                                                $0
                                                                                                                   -----------
     59                     TOTAL EQUITY (DEFICIT)                                                                         $0
                                                                                                                   -----------
     60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                           $0
                                                                                                                   ===========

                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

Receivables and Payables Agings                          ACCOUNTS RECEIVABLE            ACCOUNTS PAYABLE            PAST DUE
                                                       [PRE AND POST PETITION]          [POST PETITION]        POST PETITION DEBT
     0 -30 Days                                                              $0                       $0
                                                            --------------------    --------------------
     31-60 Days                                                              $0                       $0
                                                            --------------------    --------------------
     61-90 Days                                                              $0                       $0                         $0
                                                            --------------------    --------------------       --------------------
     91+ Days                                                                $0                       $0
                                                            --------------------    --------------------
     Total accounts receivable/payable                                       $0                       $0
                                                            --------------------    ====================
     Allowance for doubtful accounts
                                                            --------------------
     Accounts receivable (net)                                               $0
                                                            ====================



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------

                                                 INVENTORY(IES)
                                                   BALANCE AT
                                                  END OF MONTH          INVENTORY BEGINNING OF MONTH
                                                  ------------          ----------------------------          -----------------

                                                                         Add -                                -----------------
     Retail/Restaurants -                                                  Net purchase
                                                                                                              -----------------
       Product for resale                                                  Direct labor
                                                 -----------------                                            -----------------
                                                                           Manufacturing overhead
                                                                                                              -----------------
     Distribution -                                                        Freight in
                                                                                                              -----------------
       Products for resale                                                 Other:
                                                 -----------------         -----------------                  -----------------
     Manufacturer -

       Raw Materials                             -----------------         -----------------                  -----------------

       Work-in-progress                                                  Less -
                                                 -----------------
       Finished goods                                                      Inventory End of Month
                                                 -----------------                                            -----------------
                                                                           Shrinkage
                                                                                                              -----------------
     Other - Explain                                                       Personal Use

     ------------------------------------        -----------------                                            -----------------
     ------------------------------------                                  Cost of Goods Sold                                $0
                                                                                                              =================
         TOTAL                                                  $0
                                                 =================



     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       ------
     How often do you take a complete physical inventory?                    Valuation methods -
                                                                                 FIFO cost
                                                                                                                            ---
       Weekly                                                                    LIFO cost
                           -------                                                                                          ---
       Monthly                                                                   Lower of cost or market
                           -------                                                                                          ---
       Quarterly                                                                 Retail method
                           -------                                                                                          ---
       Semi-annually                                                             Other
                           -------                                                                                          ---
       Annually                                                                    Explain
                           -------
Date of last physical inventory was
                                         ------------------------------      ------------------------------------------------------

                                                                             -------------------------------------------------------
Date of next physical inventory is
                                         ------------------------------      ------------------------------------------------------

                                                                  Revised 1/1/98

                           SCHEDULE C
                         REAL PROPERTY

Description                                                                      COST                   MARKET VALUE
-----------                                                                      ----                   ------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================



                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS



Description                                                                      COST                   MARKET VALUE
-----------                                                                      ----                   ------------
Machinery & Equipment -
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Furniture & Fixtures -

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Office Equipment -

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

Leasehold Improvements -

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================
Vehicles -

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS          31-60 DAYS         61-90 DAYS        91+ DAYS             TOTAL
                                          ---------          ----------         ----------        --------             -----
FEDERAL
        Income Tax Withholding                                                                                                 $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        FICA - Employee                                                                                                         $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        FICA - Employer                                                                                                         $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Unemployment (FUTA)                                                                                                     $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Income                                                                                                                  $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Other (Attach List)                                                                                                     $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
TOTAL FEDERAL TAXES                                  $0                  $0                $0                $0                 $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                  $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Unemployment (UT)                                                                                                       $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Disability Insurance (DI)                                                                                               $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Empl. Training Tax (ETT)                                                                                                $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Sales                                                                                                                   $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Excise                                                                                                                  $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Real property                                                                                                           $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Personal property                                                                                                       $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Income                                                                                                                  $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
        Other (Attach List)                                                                                                     $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
TOTAL STATE & LOCAL TAXES                            $0                  $0                $0                $0                 $0
                                      ------------------  ------------------ -----------------  ----------------   ----------------
TOTAL TAXES                                          $0                  $0                $0                $0                 $0
                                      ==================  ================== =================  ================   ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                 CLAIMED            ALLOWED
                                                                                            AMOUNT            AMOUNT (b)
                                                                                            ------            ----------
        Secured claims  (a)                                                                          $0                $0
                                                                                       -----------------  ----------------
        Priority claims other than taxes                                                             $0                $0
                                                                                       -----------------  ----------------
        Priority tax claims                                                                          $0                $0
                                                                                       -----------------  ----------------
        General unsecured claims                                                                     $0                $0
                                                                                       -----------------  ----------------

(a)      List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G

                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1           ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                                    ---------           ---------         ---------         ---------
Bank
                                                ------------------  ------------------   -----------------   ----------------
Account Type
                                                ------------------  ------------------   -----------------   ----------------
Account No.
                                                ------------------  ------------------   -----------------   ----------------
Account Purpose
                                                ------------------  ------------------   -----------------   ----------------
Balance, End of Month
                                                ------------------  ------------------   -----------------   ----------------
Total Funds on Hand for all Accounts                           $0
                                                ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED              12/31/01

                                                                                       Actual                    Cumulative
                                                                                   Current Month               (Case to Date)
                                                                                   -------------                --------------
     CASH RECEIPTS

1           Rent/Leases Collected
                                                                                  -----------------------     ----------------------
2           Cash Received from Sales
                                                                                  -----------------------     ----------------------
3           Interest Received
                                                                                  -----------------------     ----------------------
4           Borrowings
                                                                                  -----------------------     ----------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                  -----------------------     ----------------------
6           Capital Contributions
                                                                                  -----------------------     ----------------------
7
                  ------------------------------------------------------------    -----------------------     ----------------------
8
                  ------------------------------------------------------------    -----------------------     ----------------------
9
                  ------------------------------------------------------------    -----------------------     ----------------------
10
                  ------------------------------------------------------------    -----------------------     ----------------------
11
                  ------------------------------------------------------------    -----------------------     ----------------------
12                TOTAL CASH RECEIPTS                                                                 $0                         $0
                                                                                  -----------------------     ----------------------
     CASH DISBURSEMENTS

13          Payments for Inventory
                                                                                  -----------------------     ----------------------
14          Selling
                                                                                  -----------------------     ----------------------
15          Administrative
                                                                                  -----------------------     ----------------------
16          Capital Expenditures
                                                                                  -----------------------     ----------------------
17          Principal Payments on Debt
                                                                                  -----------------------     ----------------------
18          Interest Paid
                                                                                  -----------------------     ----------------------
            Rent/Lease:

19                Personal Property
                                                                                  -----------------------     ----------------------
20                Real Property
                                                                                  -----------------------     ----------------------
            Amount Paid to Owner(s)/Officer(s)

21                Salaries
                                                                                  -----------------------     ----------------------
22                Draws
                                                                                  -----------------------     ----------------------
23                Commissions/Royalties
                                                                                  -----------------------     ----------------------
24                Expense Reimbursements
                                                                                  -----------------------     ----------------------
25                Other
                                                                                  -----------------------     ----------------------
26          Salaries/Commissions (less employee withholding)
                                                                                  -----------------------     ----------------------
27          Management Fees
                                                                                  -----------------------     ----------------------
            Taxes:

28                Employee Withholding
                                                                                  -----------------------     ----------------------
29                Employer Payroll Taxes
                                                                                  -----------------------     ----------------------
30                Real Property Taxes
                                                                                  -----------------------     ----------------------
31                Other Taxes
                                                                                  -----------------------     ----------------------
32          Other Cash Outflows:
                                                                                  -----------------------     ----------------------
33
                  ------------------------------------------------------------    -----------------------     ----------------------
34
                  ------------------------------------------------------------    -----------------------     ----------------------
35
                  ------------------------------------------------------------    -----------------------     ----------------------
36
                  ------------------------------------------------------------    -----------------------     ----------------------
37
                  ------------------------------------------------------------    -----------------------     ----------------------
38                TOTAL CASH DISBURSEMENTS:                                                           $0                         $0
                                                                                  -----------------------     ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                                  $0                         $0
                                                                                  -----------------------     ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                  -----------------------     ----------------------
41   CASH BALANCE, END OF PERIOD                                                                      $0                         $0
                                                                                  =======================     ======================

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended      12/31/01

                                                                                         ACTUAL                     CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                             CURRENT MONTH               (CASE TO DATE)
      ------------------------------------                                             -------------               --------------
1         Cash Received from Sales
                                                                                        ----------------           ----------------
2         Rent/Leases Collected
                                                                                        ----------------           ----------------
3         Interest Received
                                                                                        ----------------           ----------------
4         Cash Paid to Suppliers
                                                                                        ----------------           ----------------
5         Cash Paid for Selling Expenses
                                                                                        ----------------           ----------------
6         Cash Paid for Administrative Expenses
                                                                                        ----------------           ----------------
          Cash Paid for Rents/Leases:

7             Personal Property
                                                                                        ----------------           ----------------
8             Real Property
                                                                                        ----------------           ----------------
9         Cash Paid for Interest
                                                                                        ----------------           ----------------
10        Cash Paid for Net Payroll and Benefits
                                                                                        ----------------           ----------------
          Cash Paid to Owner(s)/Officer(s)
11            Salaries
                                                                                        ----------------           ----------------
12            Draws
                                                                                        ----------------           ----------------
13            Commissions/Royalties
                                                                                        ----------------           ----------------
14            Expense Reimbursements
                                                                                        ----------------           ----------------
15            Other
                                                                                        ----------------           ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16            Employer Payroll Tax
                                                                                        ----------------           ----------------
17            Employee Withholdings
                                                                                        ----------------           ----------------
18            Real Property Taxes
                                                                                        ----------------           ----------------
19            Other Taxes
                                                                                        ----------------           ----------------
20        Cash Paid for General Expenses
                                                                                        ----------------           ----------------
21
          -------------------------------------------------------                       ------------------         ----------------
22
          -------------------------------------------------------                       ------------------         ----------------
23
          -------------------------------------------------------                       ------------------         ----------------
24
          -------------------------------------------------------                       ------------------         ----------------
25
          -------------------------------------------------------                       ------------------         ----------------
26
          -------------------------------------------------------                       ------------------         ----------------
27            NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
                 BEFORE REORGANIZATION ITEMS                                                           $0                        $0
                                                                                        ------------------         ----------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        ------------------         ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                        ------------------         ----------------
30        U.S. Trustee Quarterly Fees
                                                                                        ------------------         ----------------
31
          -------------------------------------------------------                       ------------------         ----------------

32            NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                         $0                        $0
                                                                                        ------------------         ----------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         $0                        $0
                                                                                        ------------------         ----------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures
                                                                                        ------------------         ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                        ------------------         ----------------
36
          -------------------------------------------------------                       ------------------         ----------------

37            NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                         $0                        $0
                                                                                        ------------------         ----------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)
                                                                                        ------------------         ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        ------------------         ----------------
40        Capital Contributions
                                                                                        ------------------         ----------------
41        Principal Payments
                                                                                        ------------------         ----------------
42
          -------------------------------------------------------                       ------------------         ----------------

43            NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                         $0                        $0
                                                                                        ------------------         ----------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                        $0
                                                                                        ------------------         ----------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                        ------------------         ----------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                        $0
                                                                                        ==================          ===============

                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Norway Acquisition Corporation                 CASE NO.    01-33127 (DM)

                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:  Dec-01                                  PETITION DATE:    12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in    $1

2.      ASSET AND LIABILITY STRUCTURE                              END OF CURRENT MONTH   END OF PRIOR MONTH   AS OF PETITION FILING
        a.  Current Assets                                                      $0                  $0
                                                                             --------             -------
        b.  Total Assets                                                        $0                  $0                    $0
                                                                             --------             -------               --------
        c.  Current Liabilities                                                 $0                  $0
                                                                             --------             -------
        d.  Total Liabilities                                                   $0                  $0                    $0
                                                                             --------             -------               --------

                                                                                                                      CUMULATIVE
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                         -------------         -----------            --------------
        a.  Total Receipts                                                      $0                  $0                    $0
                                                                             --------             -------               --------
        b.  Total Disbursements                                                 $0                  $0                    $0
                                                                             --------             -------               --------
        c.  Excess (Deficiency) of Receipts Over Disbursements
             (a - b)                                                            $0                  $0                    $0
                                                                             --------             -------               --------
        d.  Cash Balance Beginning of Month                                     $0                  $0                    $0
                                                                             --------             -------               --------
        e.  Cash Balance End of Month (c + d)                                   $0                  $0                    $0
                                                                             --------             -------               --------

                                                                          CURRENT MONTH         PRIOR MONTH             CUMULATIVE
                                                                                                                      (CASE TO DATE)
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          $0                  $0                    $0
                                                                             --------             -------               --------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $0                  $0
                                                                             --------             -------
6.      POST-PETITION LIABILITIES                                               $0                  $0
                                                                             --------             -------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $0                  $0
                                                                             --------             -------

AT THE END OF THIS REPORTING MONTH:                                                                          YES        NO
                                                                                                             ---        --
8.      Have any payments been made on pre-petition debt, other
        than payments in the normal                                                                                      X
                                                                                                             -----     -----
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.      Have any payments been made to professionals?  (if yes, attach listing including date of                         X
                                                                                                             -----     -----
        payment, amount of payment and name of payee)
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                             -----     -----
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
                                                                                                             -----     -----
        attach listing including date of payment, amount and reason for payment, and name of payee)
12.     Is the estate insured for replacement cost of assets and for general liability?                       X
                                                                                                             -----     -----
13.     Are a plan and disclosure statement on file?                                                                     X
                                                                                                             -----     -----
14.     Was there any post-petition borrowing during this reporting period?                                              X
                                                                                                             -----     -----
15.     Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees __;   Check if filing is current for: Post-petition
                                                                                   tax reporting and tax returns:    X  .
                                                                                                                    ----
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
        Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: January 22, 2002             /s/ Michael Malesardi
     -----------------------       ---------------------------------------------
                                   Responsible Individual


                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 12/31/01


       CURRENT MONTH
-------------------------------
                                                                                          CUMULATIVE        NEXT MONTH
  ACTUAL   FORECAST     VARIANCE                                                         (CASE TO DATE)       FORECAST
  ------   --------     --------                                                         --------------       --------
                                        REVENUES:
   $0                       $0      1   Gross Sales                                            $0
------      ------       ------                                                             ------           ------
   $0                       $0      2   less: Sales Returns & Allowances                       $0
------      ------       ------                                                             ------           ------
   $0          $0           $0      3   Net Sales                                              $0               $0
------      ------       ------                                                             ------           ------
   $0                       $0      4   less: Cost of Goods Sold   (Schedule 'B')              $0
------      ------       ------                                                             ------           ------
   $0          $0           $0      5   Gross Profit                                           $0               $0
------      ------       ------                                                             ------           ------
   $0                       $0      6   Interest                                               $0
------      ------       ------                                                             ------           ------
   $0                       $0      7   Other Income:                                          $0
------      ------       ------                            -----------------------------    ------           ------
   $0                       $0      8                                                          $0
------      ------       ------       --------------------------------------------------    ------           ------
   $0                       $0      9                                                          $0
------      ------       ------       --------------------------------------------------    ------           ------
   $0          $0           $0     10       TOTAL REVENUES                                     $0               $0
------      ------       ------                                                             ------           ------
                                      EXPENSES:
   $0                       $0     11   Compensation to Owner(s)/Officer(s)                    $0
------      ------       ------                                                             ------           ------
   $0                       $0     12   Salaries                                               $0
------      ------       ------                                                             ------           ------
   $0                       $0     13   Commissions                                            $0
------      ------       ------                                                             ------           ------
   $0                       $0     14   Contract Labor                                         $0
------      ------       ------                                                             ------           ------
                                        Rent/Lease:
   $0                       $0     15   Personal Property                                      $0
------      ------       ------                                                             ------           ------
   $0                       $0     16   Real Property                                          $0
------      ------       ------                                                             ------           ------
   $0                       $0     17   Insurance                                              $0
------      ------       ------                                                             ------           ------
   $0                       $0     18   Management Fees                                        $0
------      ------       ------                                                             ------           ------
   $0                       $0     19   Depreciation                                           $0
------      ------       ------                                                             ------           ------
                                        Taxes:
   $0                       $0     20       Employer Payroll Taxes                             $0
------      ------       ------                                                             ------           ------
   $0                       $0     21       Real Property Taxes                                $0
------      ------       ------                                                             ------           ------
   $0                       $0     22       Other Taxes                                        $0
------      ------       ------                                                             ------           ------
   $0                       $0     23   Other Selling                                          $0
------      ------       ------                                                             ------           ------
   $0                       $0     24   Other Administrative                                   $0
------      ------       ------                                                             ------           ------
   $0                       $0     25   Interest                                               $0
------      ------       ------                                                             ------           ------
   $0                       $0     26   Other Expenses:                                        $0
------      ------       ------                            -----------------------------    ------           ------
                            $0     27
------      ------       ------       --------------------------------------------------    ------           ------
                            $0     28
------      ------       ------       --------------------------------------------------    ------           ------
                            $0     29
------      ------       ------       --------------------------------------------------    ------           ------
                            $0     30
------      ------       ------       --------------------------------------------------    ------           ------
                            $0     31
------      ------       ------       --------------------------------------------------    ------           ------
                            $0     32
------      ------       ------       --------------------------------------------------    ------           ------
                            $0     33
------      ------       ------       --------------------------------------------------    ------           ------
                            $0     34
------      ------       ------       --------------------------------------------------    ------           ------
   $0          $0           $0     35       TOTAL EXPENSES                                     $0               $0
------      ------       ------                                                             ------           ------
   $0          $0           $0     36 SUBTOTAL                                                 $0               $0
------      ------       ------                                                             ------           ------
                                      REORGANIZATION ITEMS:
   $0                       $0     37   Professional Fees                                      $0
------      ------       ------                                                             ------           ------
   $0                       $0     38   Provisions for Rejected Executory Contracts            $0
------      ------       ------                                                             ------           ------
   $0                       $0     39   Interest Earned on Accumulated Cash from               $0
------      ------       ------                                                             ------           ------
                                        Resulting Chp 11 Case
   $0                       $0     40   Gain or (Loss) from Sale of Equipment                  $0
------      ------       ------                                                             ------           ------
   $0                       $0     41   U.S. Trustee Quarterly Fees                            $0
------      ------       ------                                                             ------           ------
   $0                       $0     42                                                          $0
------      ------       ------       --------------------------------------------------    ------           ------
   $0          $0           $0     43        TOTAL REORGANIZATION ITEMS                        $0               $0
------      ------       ------                                                             ------           ------
   $0          $0           $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES          $0               $0
------      ------       ------                                                             ------           ------
   $0                       $0     45   Federal & State Income Taxes                           $0
------      ------       ------                                                             ------           ------
   $0          $0           $0     46 NET PROFIT (LOSS)                                        $0               $0
======      ======       ======                                                             ======           ======

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 12/31/01


        ASSETS
                                                                              FROM SCHEDULES         MARKET VALUE
                                                                              --------------         ------------
          CURRENT ASSETS
    1        Cash and cash equivalents - unrestricted                                                         $0
                                                                                                      -----------
    2        Cash and cash equivalents - restricted                                                           $0
                                                                                                      -----------
    3        Accounts receivable (net)                                               A                        $0
                                                                                                      -----------
    4        Inventory                                                               B                        $0
                                                                                                      -----------
    5        Prepaid expenses                                                                                 $0
                                                                                                      -----------
    6        Professional retainers                                                                           $0
                                                                                                      -----------
    7        Other:                                                                                           $0
                     ------------------------------------------------------                           -----------
    8
             --------------------------------------------------------------                           -----------
    9                TOTAL CURRENT ASSETS                                                                     $0
                                                                                                      -----------
          PROPERTY AND EQUIPMENT (MARKET VALUE)
   10        Real property                                                           C                        $0
                                                                                                      -----------
   11        Machinery and equipment                                                 D                        $0
                                                                                                      -----------
   12        Furniture and fixtures                                                  D                        $0
                                                                                                      -----------
   13        Office equipment                                                        D                        $0
                                                                                                      -----------
   14        Leasehold improvements                                                  D                        $0
                                                                                                      -----------
   15        Vehicles                                                                D                        $0
                                                                                                      -----------
   16        Other:                                                                  D
                     ------------------------------------------------------                           -----------
   17                                                                                D
             --------------------------------------------------------------                           -----------
   18                                                                                D
             --------------------------------------------------------------                           -----------
   19                                                                                D
             --------------------------------------------------------------                           -----------
   20                                                                                D
             --------------------------------------------------------------                           -----------
   21                TOTAL PROPERTY AND EQUIPMENT                                                             $0
                                                                                                      -----------
          OTHER ASSETS
   22        Loans to shareholders                                                                            $0
                                                                                                      -----------
   23        Loans to affiliates                                                                              $0
                                                                                                      -----------
   24
             --------------------------------------------------------------                           -----------
   25
             --------------------------------------------------------------                           -----------
   26
             --------------------------------------------------------------                           -----------
   27
             --------------------------------------------------------------                           -----------
   28                TOTAL OTHER ASSETS                                                                       $0
                                                                                                      -----------
   29                TOTAL ASSETS                                                                             $0
                                                                                                      ===========

        NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

        LIABILITIES FROM SCHEDULES
          POST-PETITION
             CURRENT LIABILITIES
   30                Salaries and wages                                                                        $0
                                                                                                      ------------
   31                Payroll taxes                                                                             $0
                                                                                                      ------------
   32                Real and personal property taxes                                                          $0
                                                                                                      ------------
   33                Income taxes                                                                              $0
                                                                                                      ------------
   34                Sales taxes                                                                               $0
                                                                                                      ------------
   35                Notes payable (short term)                                                                $0
                                                                                                      ------------
   36                Accounts payable (trade)                                        A                         $0
                                                                                                      ------------
   37                Real property lease arrearage                                                             $0
                                                                                                      ------------
   38                Personal property lease arrearage                                                         $0
                                                                                                      ------------
   39                Accrued professional fees                                                                 $0
                                                                                                      ------------
   40                Current portion of long-term post-petition debt
                       (due within 12 months)                                                                   $0
                                                                                                      ------------
   41                Other:                                                                                    $0
                                -------------------------------------------                           ------------
   42
                     ------------------------------------------------------                           ------------
   43
                     ------------------------------------------------------                           ------------
   44                TOTAL CURRENT LIABILITIES                                                                 $0
                                                                                                      ------------
   45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                      ------------
   46                TOTAL POST-PETITION LIABILITIES                                                           $0
                                                                                                      ------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   47                Secured claims                                                  F                         $0
                                                                                                      ------------
   48                Priority unsecured claims                                       F                         $0
                                                                                                      ------------
   49                General unsecured claims                                        F                         $0
                                                                                                      ------------
   50                TOTAL PRE-PETITION LIABILITIES                                                            $0
                                                                                                      ------------
   51                TOTAL LIABILITIES                                                                         $0
                                                                                                      ------------
        EQUITY (DEFICIT)
   52        Retained Earnings/(Deficit) at time of filing                                                     $0
                                                                                                      ------------
   53        Capital Stock                                                                                     $0
                                                                                                      ------------
   54        Additional paid-in capital                                                                        $0
                                                                                                      ------------
   55        Cumulative profit/(loss) since filing of case                                                     $0
                                                                                                      ------------
   56        Post-petition contributions/(distributions) or (draws)                                            $0
                                                                                                      ------------
   57
             --------------------------------------------------------------                           ------------
   58        Market value adjustment                                                                           $0
                                                                                                      ------------
   59                TOTAL EQUITY (DEFICIT)                                                                    $0
                                                                                                      ------------
   60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                 $0
                                                                                                      ============


                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)
                                   Schedule A
                      Accounts Receivable and (Net) Payable


Receivables and Payables Agings                                ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                                             [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
                                                             -----------------------      ---------------      ------------------
     0 -30 Days                                                            $0                    $0
                                                                      --------                ------
     31-60 Days                                                            $0                    $0
                                                                      --------                ------
     61-90 Days                                                            $0                    $0                       $0
                                                                      --------                ------                    ------
     91+ Days                                                              $0                    $0
                                                                      --------                ------
     Total accounts receivable/payable                                     $0                    $0
                                                                      ========                ======
     Allowance for doubtful accounts
                                                                      --------
     Accounts receivable (net)                                             $0
                                                                      ========


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH             INVENTORY BEGINNING OF MONTH
                                         -------------
                                                                                                                     --------------
                                                                   Add -
     Retail/Restaurants -                                            Net purchase
                                                                                                                     --------------
       Product for resale                                            Direct labor
                                        ---------------------                                                        --------------
                                                                     Manufacturing overhead
                                                                                                                     --------------
     Distribution -                                                  Freight in
                                                                                                                     --------------
       Products for resale                                           Other:
                                        ---------------------                                                        --------------

                                                                   -----------------------------------------------   --------------
     Manufacturer -
                                                                   -----------------------------------------------   --------------
       Raw Materials
                                        ---------------------
       Work-in-progress                                            Less -
                                        ---------------------
       Finished goods                                                Inventory End of Month
                                        ---------------------                                                        --------------
                                                                     Shrinkage
                                                                                                                     --------------
     Other - Explain                                                 Personal Use
                                        ---------------------                                                        --------------

     --------------------------
                                                                   Cost of Goods Sold                                        $0
     ---------------------------                                                                                      ==============
         TOTAL                                           $0
                                        =====================

     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?                    Valuation methods -
                                                                                 FIFO cost
                                                                                                                            ---
       Weekly                                                                    LIFO cost
                           -------                                                                                          ---
       Monthly                                                                   Lower of cost or market
                           -------                                                                                          ---
       Quarterly                                                                 Retail method
                           -------                                                                                          ---
       Semi-annually                                                             Other
                           -------                                                                                          ---
       Annually                                                               Explain
                           -------
Date of last physical inventory was
                                         ------------------------------      -------------------------------------------------------

                                                                             -------------------------------------------------------
Date of next physical inventory is
                                         ------------------------------      -------------------------------------------------------


                                                                  Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                             COST                   MARKET VALUE
-----------                                                                             ----                   ------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                             COST                   MARKET VALUE
                                                                                        ----                   ------------
Machinery & Equipment -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Furniture & Fixtures -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Office Equipment -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Vehicles -

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------

       ----------------------------------------------------------                --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================


                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS          31-60 DAYS         61-90 DAYS        91+ DAYS            TOTAL
                                           ---------          ----------         ----------        --------            -----

Federal
        Income Tax Withholding                                                                                                 $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        FICA - Employee                                                                                                        $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        FICA - Employer                                                                                                        $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Unemployment (FUTA)                                                                                                    $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Income                                                                                                                 $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Other (Attach List)                                                                                                    $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
TOTAL FEDERAL TAXES                                   $0                  $0                $0              $0                 $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                 $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Unemployment (UT)                                                                                                      $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Disability Insurance (DI)                                                                                              $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Empl. Training Tax (ETT)                                                                                               $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Sales                                                                                                                  $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Excise                                                                                                                 $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Real property                                                                                                          $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Personal property                                                                                                      $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Income                                                                                                                 $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
        Other (Attach List)                                                                                                    $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
TOTAL STATE & LOCAL TAXES                             $0                  $0                $0              $0                 $0
                                        -----------------  ------------------ ----------------- ---------------    ---------------
TOTAL TAXES                                           $0                  $0                $0              $0                 $0
                                        =================  ================== ================= ===============    ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                          CLAIMED                   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                AMOUNT                  AMOUNT (b)

        Secured claims  (a)                                                                         $0                      $0
                                                                                      -----------------         ---------------
        Priority claims other than taxes                                                            $0                      $0
                                                                                      -----------------         ---------------
        Priority tax claims                                                                         $0                      $0
                                                                                      -----------------         ---------------
        General unsecured claims                                                                    $0                      $0
                                                                                      -----------------         ---------------


(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES
                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                   ACCOUNT 1              ACCOUNT 2            ACCOUNT 3           ACCOUNT 4
                                                   ---------              ---------            ---------           ---------
Bank
                                                -----------------     ------------------    -----------------    ---------------
Account Type
                                                -----------------     ------------------    -----------------    ---------------
Account No.
                                                -----------------     ------------------    -----------------    ---------------
Account Purpose
                                                -----------------     ------------------    -----------------    ---------------
Balance, End of Month
                                                -----------------     ------------------    -----------------    ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 12/31/01


                                                                                            Actual                   Cumulative
                                                                                         Current Month             (Case to Date)
                                                                                         -------------             --------------
     CASH RECEIPTS
1           Rent/Leases Collected
                                                                                      -----------------         --------------------
2           Cash Received from Sales
                                                                                      -----------------         --------------------
3           Interest Received
                                                                                      -----------------         --------------------
4           Borrowings
                                                                                      -----------------         --------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                      -----------------         --------------------
6           Capital Contributions
                                                                                      -----------------         --------------------
7
            ------------------------------------------------------------------        -----------------         --------------------
8
            ------------------------------------------------------------------        -----------------         --------------------
9
            ------------------------------------------------------------------        -----------------         --------------------
10
            ------------------------------------------------------------------        -----------------         --------------------
11
            ------------------------------------------------------------------        -----------------         --------------------
12                TOTAL CASH RECEIPTS                                                               $0                          $0
                                                                                      -----------------         --------------------
     CASH DISBURSEMENTS
13          Payments for Inventory
                                                                                      -----------------         --------------------
14          Selling
                                                                                      -----------------         --------------------
15          Administrative
                                                                                      -----------------         --------------------
16          Capital Expenditures
                                                                                      -----------------         --------------------
17          Principal Payments on Debt
                                                                                      -----------------         --------------------
18          Interest Paid
                                                                                      -----------------         --------------------
            Rent/Lease:
19                Personal Property
                                                                                      -----------------         --------------------
20                Real Property
                                                                                      -----------------         --------------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                      -----------------         --------------------
22                Draws
                                                                                      -----------------         --------------------
23                Commissions/Royalties
                                                                                      -----------------         --------------------
24                Expense Reimbursements
                                                                                      -----------------         --------------------
25                Other
                                                                                      -----------------         --------------------
26          Salaries/Commissions (less employee withholding)
                                                                                      -----------------         --------------------
27          Management Fees
                                                                                      -----------------         --------------------
            Taxes:
28                Employee Withholding
                                                                                      -----------------         --------------------
29                Employer Payroll Taxes
                                                                                      -----------------         --------------------
30                Real Property Taxes
                                                                                      -----------------         --------------------
31                Other Taxes
                                                                                      -----------------         --------------------
32          Other Cash Outflows:
                                                                                      -----------------         --------------------
33
                  ------------------------------------------------------------        -----------------         --------------------
34
                  ------------------------------------------------------------        -----------------         --------------------
35
                  ------------------------------------------------------------        -----------------         --------------------
36
                  ------------------------------------------------------------        -----------------         --------------------
37
                  ------------------------------------------------------------        -----------------         --------------------
38                TOTAL CASH DISBURSEMENTS:                                                         $0                          $0
                                                                                      -----------------         --------------------
39   NET INCREASE (DECREASE) IN CASH                                                                $0                          $0
                                                                                      -----------------         --------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                      -----------------         --------------------
41   CASH BALANCE, END OF PERIOD                                                                    $0                          $0
                                                                                      =================         ====================


                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 12/31/01


                                                                                               ACTUAL               CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                   CURRENT MONTH         (CASE TO DATE)
      ------------------------------------                                                   -------------         --------------

1           Cash Received from Sales
                                                                                           -----------------   -------------------
2           Rent/Leases Collected
                                                                                           -----------------   -------------------
3           Interest Received
                                                                                           -----------------   -------------------
4           Cash Paid to Suppliers
                                                                                           -----------------   -------------------
5           Cash Paid for Selling Expenses
                                                                                           -----------------   -------------------
6           Cash Paid for Administrative Expenses
                                                                                           -----------------   -------------------
            Cash Paid for Rents/Leases:
7               Personal Property
                                                                                           -----------------   -------------------
8               Real Property
                                                                                           -----------------   -------------------
9           Cash Paid for Interest
                                                                                           -----------------   -------------------
10          Cash Paid for Net Payroll and Benefits
                                                                                           -----------------   -------------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
                                                                                           -----------------   -------------------
12              Draws
                                                                                           -----------------   -------------------
13              Commissions/Royalties
                                                                                           -----------------   -------------------
14              Expense Reimbursements
                                                                                           -----------------   -------------------
15              Other
                                                                                           -----------------   -------------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax
                                                                                           -----------------   -------------------
17              Employee Withholdings
                                                                                           -----------------   -------------------
18              Real Property Taxes
                                                                                           -----------------   -------------------
19              Other Taxes
                                                                                           -----------------   -------------------
20          Cash Paid for General Expenses
                                                                                           -----------------   -------------------
21
            --------------------------------------------------------------------           -----------------   -------------------
22
            --------------------------------------------------------------------           -----------------   -------------------
23
            --------------------------------------------------------------------           -----------------   -------------------
24
            --------------------------------------------------------------------           -----------------   -------------------
25
            --------------------------------------------------------------------           -----------------   -------------------
26
            --------------------------------------------------------------------           -----------------   -------------------

27   NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                      $0                    $0
                                                                                           -----------------   -------------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                           -----------------   -------------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                           -----------------   -------------------
30          U.S. Trustee Quarterly Fees
                                                                                           -----------------   -------------------
31
            --------------------------------------------------------------------           -----------------   -------------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                         $0                    $0
                                                                                           -----------------   -------------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         $0                    $0
                                                                                           -----------------   -------------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures
                                                                                           -----------------   -------------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                           -----------------   -------------------
36
            --------------------------------------------------------------------           -----------------   -------------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                         $0                    $0
                                                                                           -----------------   -------------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
                                                                                           -----------------   -------------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                           -----------------   -------------------
40          Capital Contributions
                                                                                           -----------------   -------------------
41          Principal Payments
                                                                                           -----------------   -------------------
42
            --------------------------------------------------------------------           -----------------   -------------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                         $0                    $0
                                                                                           -----------------   -------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                    $0
                                                                                           -----------------   -------------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                           -----------------   -------------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                    $0
                                                                                           =================   ===================


                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  NomadIQ, Inc.              CASE NO.             01-33128 (DM)
                                                      -----------------

                                   CHAPTER 11
                                   MONTHLY OPERATING REPORT
                                   (GENERAL BUSINESS CASE)
---------------------------------

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:   Dec-01      PETITION DATE:         12/10/01
                     ----------                       -----------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here           ___
     the Office of the U.S. Trustee or the Court has approved the Cash
     Basis of Accounting for the Debtor).

     Dollars reported in    $1
                            --


                                                                      END OF CURRENT       END OF PRIOR          AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                         MONTH               MONTH                 FILING
                                                                           -----               -----                 ------
     a.  Current Assets                                                            $0                 $0
                                                                      ---------------      -------------
     b.  Total Assets                                                              $0                 $0                      $0
                                                                      ---------------      -------------        -----------------
     c.  Current Liabilities                                                       $0                 $0
                                                                      ---------------      -------------
     d.  Total Liabilities                                                         $0                 $0                      $0
                                                                      ---------------      -------------        -----------------

                                                                                                                   CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                       -------------        -----------          --------------
     a.  Total Receipts                                                            $0                 $0                      $0
                                                                      ---------------      -------------        -----------------
     b.  Total Disbursements                                                       $0                 $0                      $0
                                                                      ---------------      -------------        -----------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                 $0                      $0
                                                                      ---------------      -------------        -----------------
     d.  Cash Balance Beginning of Month                                           $0                 $0                      $0
                                                                      ---------------      -------------        -----------------
     e.  Cash Balance End of Month (c + d)                                         $0                 $0                      $0
                                                                      ---------------      -------------        -----------------

                                                                                                                   CUMULATIVE
                                                                       CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                       -------------        -----------          --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                 $0                      $0
                                                                      ---------------      -------------        -----------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                 $0
                                                                      ---------------      -------------
6.   POST-PETITION LIABILITIES                                                     $0                 $0
                                                                      ---------------      -------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                 $0
                                                                      ---------------      -------------

AT THE END OF THIS REPORTING MONTH:                                                                 YES        NO
                                                                                                    ---        --
8.   Have any payments been made on pre-petition debt, other than payments in the normal
     course to secured creditors or lessors? (if yes, attach listing including date of                          X
     payment, amount of payment and name of payee)                                                -------    -------


9.   Have any payments been made to professionals?  (if yes, attach listing including date of                   X
     payment, amount of payment and name of payee)                                                -------    -------


10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                  -------    -------


11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                      X
     attach listing including date of payment, amount and reason for payment, and name of payee)  -------    -------


12.  Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                                  -------    -------

13.  Are a plan and disclosure statement on file?                                                               X
                                                                                                  -------    -------

14.  Was there any post-petition borrowing during this reporting period?                                        X
                                                                                                  -------    -------
15.     Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees __;   Check if filing is current for: Post-petition
                                                                                   tax reporting and tax returns:    X  .
                                                                                                                    ----
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
        Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: January 22, 2002             /s/ Michael Malesardi
     ---------------------         ----------------------------------------
                                   Responsible Individual

                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                             For the Month Ended     12/31/01
                                                   ------------


          CURRENT MONTH
----------------------------------
                                                                                                 CUMULATIVE       NEXT MONTH
 ACTUAL     FORECAST     VARIANCE                                                              (CASE TO DATE)      FORECAST
 ------     --------     --------                                                              --------------      --------
                                         REVENUES:
      $0                        $0    1   Gross Sales                                                       $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0    2   less: Sales Returns & Allowances                                  $0
--------   ----------   ----------                                                            ----------------   ------------
      $0           $0           $0    3   Net Sales                                                         $0             $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0    4   less: Cost of Goods Sold          (Schedule 'B')                  $0
--------   ----------   ----------                                                            ----------------   ------------
      $0           $0           $0    5   Gross Profit                                                      $0             $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0    6   Interest                                                          $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0    7   Other Income:                                                     $0
--------   ----------   ----------                           -----------------------------    ----------------   ------------
      $0                        $0    8                                                                     $0
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
      $0                        $0    9                                                                     $0
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------

      $0           $0           $0   10       TOTAL REVENUES                                                $0             $0
--------   ----------   ----------                                                            ----------------   ------------
                                        EXPENSES:
      $0                        $0   11   Compensation to Owner(s)/Officer(s)                               $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   12   Salaries                                                          $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   13   Commissions                                                       $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   14   Contract Labor                                                    $0
--------   ----------   ----------                                                            ----------------   ------------
                                          Rent/Lease:
      $0                        $0   15       Personal Property                                             $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   16       Real Property                                                 $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   17   Insurance                                                         $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   18   Management Fees                                                   $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   19   Depreciation                                                      $0
--------   ----------   ----------                                                            ----------------   ------------
                                          Taxes:
      $0                        $0   20       Employer Payroll Taxes                                        $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   21       Real Property Taxes                                           $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   22       Other Taxes                                                   $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   23   Other Selling                                                     $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   24   Other Administrative                                              $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   25   Interest                                                          $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   26   Other Expenses:                                                   $0
--------   ----------   ----------                           -----------------------------    ----------------   ------------
                                $0   27
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
                                $0   28
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
                                $0   29
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
                                $0   30
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
                                $0   31
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
                                $0   32
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
                                $0   33
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
                                $0   34
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
      $0           $0           $0   35       TOTAL EXPENSES                                                $0             $0
--------   ----------   ----------                                                            ----------------   ------------
      $0           $0           $0   36 SUBTOTAL                                                            $0             $0
--------   ----------   ----------                                                            ----------------   ------------
                                        REORGANIZATION ITEMS:
      $0                        $0   37   Professional Fees                                                 $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   38   Provisions for Rejected Executory Contracts                       $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   39   Interest Earned on Accumulated Cash from                          $0
--------   ----------   ----------                                                            ----------------   ------------
                                          Resulting Chp 11 Case
      $0                        $0   40   Gain or (Loss) from Sale of Equipment                             $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   41   U.S. Trustee Quarterly Fees                                       $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   42                                                                     $0
--------   ----------   ----------      --------------------------------------------------    ----------------   ------------
      $0           $0           $0   43        TOTAL REORGANIZATION ITEMS                                   $0             $0
--------   ----------   ----------                                                            ----------------   ------------
      $0           $0           $0   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                      $0             $0
--------   ----------   ----------                                                            ----------------   ------------
      $0                        $0   45  Federal & State Income Taxes                                       $0
--------   ----------   ----------                                                            ----------------   ------------
      $0           $0           $0   46 NET PROFIT (LOSS)                                                   $0             $0
========   ==========   ==========                                                            ================   ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                             FOR THE MONTH ENDED   12/31/01
                                                  ----------

     ASSETS
                                                                                FROM SCHEDULES                 MARKET VALUE
                                                                                --------------                 ------------
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                                                         $0
                                                                                                        ---------------------------
 2             Cash and cash equivalents - restricted                                                                           $0
                                                                                                        ---------------------------
 3             Accounts receivable (net)                                               A                                        $0
                                                                                                        ---------------------------
 4             Inventory                                                               B                                        $0
                                                                                                        ---------------------------
 5             Prepaid expenses                                                                                                 $0
                                                                                                        ---------------------------
 6             Professional retainers                                                                                           $0
                                                                                                        ---------------------------
 7             Other:                                                                                                           $0
                       ------------------------------------------------------                           ---------------------------
 8
               --------------------------------------------------------------                           ---------------------------
 9                     TOTAL CURRENT ASSETS                                                                                     $0
                                                                                                        ---------------------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)
10             Real property                                                           C                                        $0
                                                                                                        ---------------------------
11             Machinery and equipment                                                 D                                        $0
                                                                                                        ---------------------------
12             Furniture and fixtures                                                  D                                        $0
                                                                                                        ---------------------------
13             Office equipment                                                        D                                        $0
                                                                                                        ---------------------------
14             Leasehold improvements                                                  D                                        $0
                                                                                                        ---------------------------
15             Vehicles                                                                D                                        $0
                                                                                                        ---------------------------
16             Other:                                                                  D
                       ------------------------------------------------------                           ---------------------------
17                                                                                     D
               --------------------------------------------------------------                           ---------------------------
18                                                                                     D
               --------------------------------------------------------------                           ---------------------------
19                                                                                     D
               --------------------------------------------------------------                           ---------------------------
20                                                                                     D
               --------------------------------------------------------------                           ---------------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                             $0
                                                                                                        ---------------------------
          OTHER ASSETS
22             Loans to shareholders                                                                                            $0
                                                                                                        ---------------------------
23             Loans to affiliates                                                                                              $0
                                                                                                        ---------------------------
24
               --------------------------------------------------------------                           ---------------------------
25
               --------------------------------------------------------------                           ---------------------------
26
               --------------------------------------------------------------                           ---------------------------
27
               --------------------------------------------------------------                           ---------------------------
28                     TOTAL OTHER ASSETS                                                                                       $0
                                                                                                        ---------------------------
29                     TOTAL ASSETS                                                                                             $0
                                                                                                        ===========================

          NOTE:

               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.



                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (General Business Case)


     LIABILITIES FROM SCHEDULES
          POST-PETITION
               CURRENT LIABILITIES
30                     Salaries and wages                                                                                       $0
                                                                                                        ---------------------------
31                     Payroll taxes                                                                                            $0
                                                                                                        ---------------------------
32                     Real and personal property taxes                                                                         $0
                                                                                                        ---------------------------
33                     Income taxes                                                                                             $0
                                                                                                        ---------------------------
34                     Sales taxes                                                                                              $0
                                                                                                        ---------------------------
35                     Notes payable (short term)                                                                               $0
                                                                                                        ---------------------------
36                     Accounts payable (trade)                                        A                                        $0
                                                                                                        ---------------------------
37                     Real property lease arrearage                                                                            $0
                                                                                                        ---------------------------
38                     Personal property lease arrearage                                                                        $0
                                                                                                        ---------------------------
39                     Accrued professional fees                                                                                $0
                                                                                                        ---------------------------
40                     Current portion of long-term post-petition debt (due within 12 months)                                   $0
                                                                                                        ---------------------------
41                     Other:                                                                                                   $0
                                  -------------------------------------------                           ---------------------------
42
                       ------------------------------------------------------                           ---------------------------
43
                       ------------------------------------------------------                           ---------------------------
44                     TOTAL CURRENT LIABILITIES                                                                                $0
                                                                                                        ---------------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                        ---------------------------
46                     TOTAL POST-PETITION LIABILITIES                                                                          $0
                                                                                                        ---------------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                     Secured claims                                                  F                                        $0
                                                                                                        ---------------------------
48                     Priority unsecured claims                                       F                                        $0
                                                                                                        ---------------------------
49                     General unsecured claims                                        F                                        $0
                                                                                                        ---------------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                           $0
                                                                                                        ---------------------------
51                     TOTAL LIABILITIES                                                                                        $0
                                                                                                        ---------------------------
     EQUITY (DEFICIT)
52             Retained Earnings/(Deficit) at time of filing                                                                    $0
                                                                                                        ---------------------------
53             Capital Stock                                                                                                    $0
                                                                                                        ---------------------------
54             Additional paid-in capital                                                                                       $0
                                                                                                        ---------------------------
55             Cumulative profit/(loss) since filing of case                                                                    $0
                                                                                                        ---------------------------
56             Post-petition contributions/(distributions) or (draws)                                                           $0
                                                                                                        ---------------------------
57
               --------------------------------------------------------------                           ---------------------------
58             Market value adjustment                                                                                          $0
                                                                                                        ---------------------------
59                     TOTAL EQUITY (DEFICIT)                                                                                   $0
                                                                                                        ---------------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                     $0
                                                                                                        ===========================



                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                        ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                                     [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
                                                     -----------------------      ---------------      ------------------
     0 -30 Days                                                            $0                    $0
                                                    --------------------------  --------------------
     31-60 Days                                                            $0                    $0
                                                    --------------------------  --------------------
     61-90 Days                                                            $0                    $0                    $0
                                                    --------------------------  --------------------   -------------------
     91+ Days                                                              $0                    $0
                                                    --------------------------  --------------------
     Total accounts receivable/payable                                     $0                    $0
                                                    --------------------------  ====================
     Allowance for doubtful accounts
                                                    --------------------------
     Accounts receivable (net)                                             $0
                                                    ==========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
----------------------------------                                 ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH
                                         -------------

                                                                   INVENTORY BEGINNING OF MONTH                      --------------

                                                                   Add -
     Retail/Restaurants -                                            Net purchase
                                                                                                                     --------------
       Product for resale                                            Direct labor
                                        ---------------------                                                        --------------
                                                                     Manufacturing overhead
                                                                                                                     --------------
     Distribution -                                                  Freight in
                                                                                                                     --------------
       Products for resale                                           Other:
                                        ---------------------                                                        --------------

                                                                     -------------------------------------
                                                                                                                     --------------
     Manufacturer -
                                                                     -------------------------------------
                                                                                                                     --------------
       Raw Materials
                                        ---------------------
       Work-in-progress                                              Less -
                                        ---------------------
       Finished goods                                                Inventory End of Month
                                        ---------------------                                                        --------------
                                                                     Shrinkage
                                                                                                                     --------------
     Other - Explain                                                 Personal Use
                                        ---------------------                                                        --------------

     --------------------------
                                                                   Cost of Goods Sold                                          $0
     ---------------------------                                                                                     ==============
         TOTAL                                           $0
                                        =====================


     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?                    Valuation methods -
                                                                                 FIFO cost
                                                                                                                            ---
       Weekly                                                                    LIFO cost
                           -------                                                                                          ---
       Monthly                                                                   Lower of cost or market
                           -------                                                                                          ---
       Quarterly                                                                 Retail method
                           -------                                                                                          ---
       Semi-annually                                                             Other
                           -------                                                                                          ---
       Annually                                                               Explain
                           -------
Date of last physical inventory was
                                         ------------------------------      -------------------------------------------------------

                                                                             -------------------------------------------------------
Date of next physical inventory is
                                         ------------------------------      -------------------------------------------------------




                                                                  Revised 1/1/98

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                            COST                   MARKET VALUE
                                                                                       ----                   ------------
       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                     $0                           $0
                                                                                ====================    =========================



                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                            COST                   MARKET VALUE
                                                                                       ----                   ------------
Machinery & Equipment -

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                     $0                           $0
                                                                                ====================    =========================
Furniture & Fixtures -

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                     $0                           $0
                                                                                ====================    =========================
Office Equipment -

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                     $0                           $0
                                                                                ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                     $0                           $0
                                                                                ====================    =========================
Vehicles -

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------

       ----------------------------------------------------------               --------------------    -------------------------
       Total                                                                                     $0                           $0
                                                                                ====================    =========================



                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS          31-60 DAYS          61-90 DAYS         91+ DAYS             TOTAL
                                         ---------          ----------          ----------         --------             -----
FEDERAL
        Income Tax Withholding                                                                                                  $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        FICA - Employee                                                                                                         $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        FICA - Employer                                                                                                         $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Unemployment (FUTA)                                                                                                     $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Income                                                                                                                  $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Other (Attach List)                                                                                                     $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
TOTAL FEDERAL TAXES                                 $0                  $0                 $0                $0                 $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
STATE AND LOCAL
        Income Tax Withholding                                                                                                  $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Unemployment (UT)                                                                                                       $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Disability Insurance (DI)                                                                                               $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Empl. Training Tax (ETT)                                                                                                $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Sales                                                                                                                   $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Excise                                                                                                                  $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Real property                                                                                                           $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Personal property                                                                                                       $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Income                                                                                                                  $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
        Other (Attach List)                                                                                                     $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
TOTAL STATE & LOCAL TAXES                           $0                  $0                 $0                $0                 $0
                                     ------------------  ------------------  -----------------  ----------------   ----------------
TOTAL TAXES                                         $0                  $0                 $0                $0                 $0
                                     ==================  ==================  =================  ================   ================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                           CLAIMED             ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                AMOUNT             AMOUNT (b)
-------------------------------------------                                                ------             ----------
        Secured claims  (a)                                                                         $0                  $0
                                                                                      -----------------    ----------------
        Priority claims other than taxes                                                            $0                  $0
                                                                                      -----------------    ----------------
        Priority tax claims                                                                         $0                  $0
                                                                                      -----------------    ----------------
        General unsecured claims                                                                    $0                  $0
                                                                                      -----------------    ----------------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1           ACCOUNT 2          ACCOUNT 3          ACCOUNT 4
                                                    ---------           ---------          ---------          ---------
Bank
                                                ------------------  ------------------  -----------------  ----------------
Account Type
                                                ------------------  ------------------  -----------------  ----------------
Account No.
                                                ------------------  ------------------  -----------------  ----------------
Account Purpose
                                                ------------------  ------------------  -----------------  ----------------
Balance, End of Month
                                                ------------------  ------------------  -----------------  ----------------
Total Funds on Hand for all Accounts                           $0
                                                ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.


                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    12/31/01
                                              -------------

                                                                                        Actual                   Cumulative
                                                                                     Current Month             (Case to Date)
                                                                                     -------------             --------------
     CASH RECEIPTS
1           Rent/Leases Collected
                                                                                     --------------         ----------------------
2           Cash Received from Sales
                                                                                     --------------         ----------------------
3           Interest Received
                                                                                     --------------         ----------------------
4           Borrowings
                                                                                     --------------         ----------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                     --------------         ----------------------
6           Capital Contributions
                                                                                     --------------         ----------------------
7
            ------------------------------------------------------------------       --------------         ----------------------
8
            ------------------------------------------------------------------       --------------         ----------------------
9
            ------------------------------------------------------------------       --------------         ----------------------
10
            ------------------------------------------------------------------       --------------         ----------------------
11
            ------------------------------------------------------------------       --------------         ----------------------
12                TOTAL CASH RECEIPTS                                                           $0                             $0
                                                                                     --------------         ----------------------
     CASH DISBURSEMENTS
13          Payments for Inventory
                                                                                     --------------         ----------------------
14          Selling
                                                                                     --------------         ----------------------
15          Administrative
                                                                                     --------------         ----------------------
16          Capital Expenditures
                                                                                     --------------         ----------------------
17          Principal Payments on Debt
                                                                                     --------------         ----------------------
18          Interest Paid
                                                                                     --------------         ----------------------
            Rent/Lease:
19                Personal Property
                                                                                     --------------         ----------------------
20                Real Property
                                                                                     --------------         ----------------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                     --------------         ----------------------
22                Draws
                                                                                     --------------         ----------------------
23                Commissions/Royalties
                                                                                     --------------         ----------------------
24                Expense Reimbursements
                                                                                     --------------         ----------------------
25                Other
                                                                                     --------------         ----------------------
26          Salaries/Commissions (less employee withholding)
                                                                                     --------------         ----------------------
27          Management Fees
                                                                                     --------------         ----------------------
            Taxes:
28                Employee Withholding
                                                                                     --------------         ----------------------
29                Employer Payroll Taxes
                                                                                     --------------         ----------------------
30                Real Property Taxes
                                                                                     --------------         ----------------------
31                Other Taxes
                                                                                     --------------         ----------------------
32          Other Cash Outflows:
                                                                                     --------------         ----------------------
33
                  ------------------------------------------------------------       --------------         ----------------------
34
                  ------------------------------------------------------------       --------------         ----------------------
35
                  ------------------------------------------------------------       --------------         ----------------------
36
                  ------------------------------------------------------------       --------------         ----------------------
37
                  ------------------------------------------------------------       --------------         ----------------------
38                TOTAL CASH DISBURSEMENTS:                                                     $0                             $0
                                                                                     --------------         ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                            $0                             $0
                                                                                     --------------         ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                     --------------         ----------------------
41   CASH BALANCE, END OF PERIOD                                                                $0                             $0
                                                                                     ==============         ======================



                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended   12/31/01
                                             -------------

    CASH FLOWS FROM OPERATING ACTIVITIES                                                          ACTUAL          CUMULATIVE
                                                                                              CURRENT MONTH     (CASE TO DATE)
                                                                                              -------------     --------------
1         Cash Received from Sales
                                                                                              -------------   ------------------
2         Rent/Leases Collected
                                                                                              -------------   ------------------
3         Interest Received
                                                                                              -------------   ------------------
4         Cash Paid to Suppliers
                                                                                              -------------   ------------------
5         Cash Paid for Selling Expenses
                                                                                              -------------   ------------------
6         Cash Paid for Administrative Expenses
                                                                                              -------------   ------------------
          Cash Paid for Rents/Leases:
7             Personal Property
                                                                                              -------------   ------------------
8             Real Property
                                                                                              -------------   ------------------
9         Cash Paid for Interest
                                                                                              -------------   ------------------
10        Cash Paid for Net Payroll and Benefits
                                                                                              -------------   ------------------
          Cash Paid to Owner(s)/Officer(s)
11            Salaries
                                                                                              -------------   ------------------
12            Draws
                                                                                              -------------   ------------------
13            Commissions/Royalties
                                                                                              -------------   ------------------
14            Expense Reimbursements
                                                                                              -------------   ------------------
15            Other
                                                                                              -------------   ------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16            Employer Payroll Tax
                                                                                              -------------   ------------------
17            Employee Withholdings
                                                                                              -------------   ------------------
18            Real Property Taxes
                                                                                              -------------   ------------------
19            Other Taxes
                                                                                              -------------   ------------------
20        Cash Paid for General Expenses
                                                                                              -------------   ------------------
21
          --------------------------------------------------------------------------------    -------------   ------------------
22
          --------------------------------------------------------------------------------    -------------   ------------------
23
          --------------------------------------------------------------------------------    -------------   ------------------
24
          --------------------------------------------------------------------------------    -------------   ------------------
25
          --------------------------------------------------------------------------------    -------------   ------------------
26
          --------------------------------------------------------------------------------    -------------   ------------------
27            NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS               $0                   $0
                                                                                              -------------   ------------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                              -------------   ------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                              -------------   ------------------
30        U.S. Trustee Quarterly Fees
                                                                                              -------------   ------------------
31
          --------------------------------------------------------------------------------    -------------   ------------------
32            NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                   $0
                                                                                              -------------   ------------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                           $0                   $0
                                                                                              -------------   ------------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures
                                                                                              -------------   ------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                              -------------   ------------------
36
          --------------------------------------------------------------------------------    -------------   ------------------
37            NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                   $0
                                                                                              -------------   ------------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)
                                                                                              -------------   ------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                              -------------   ------------------
40        Capital Contributions
                                                                                              -------------   ------------------
41        Principal Payments
                                                                                              -------------   ------------------
42
          --------------------------------------------------------------------------------    -------------   ------------------
43            NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                   $0
                                                                                              -------------   ------------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                 $0                   $0
                                                                                              -------------   ------------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                              -------------   ------------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                            $0                   $0
                                                                                              =============   ==================



                                                                  Revised 1/1/98